SCHEDULE 14A INFORMATION

                                   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

                                                               (Name of Registrant as Specified in Its Charter)

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Santa Barbara Group of Mutual Funds, Inc.

107 South Fair Oaks Blvd., Suite 315

Pasadena, California  91105

To Our Shareholders:

            You are cordially invited to attend the Special Meeting of Shareholders of the Montecito Fund to be held at 107 South Fair Oaks Blvd., Suite 315, Pasadena, California  91105 on DATE AND TIME, Pacific Standard Time.  Formal notice of the meeting appears on the next page and is followed by the proxy statement.

            Shareholders are being asked to consider and approve Seidler Investment Advisors, Inc. as sub-advisor to the Montecito Fund.  The Board of Directors recommends that shareholders of the Montecito Fund approve the sub-advisory agreement with Seidler Investment Advisors, Inc.  Please note that the Fund Manager, SBG Capital Management, Inc., not the Montecito Fund, will pay Seidler Investment Advisors' advisory fees.  The Montecito Fund's investment management fees will not change as a result of hiring Seidler Investment Advisors, Inc. as sub-advisor to the Fund.

            We hope you will find it convenient to attend the meeting, but we urge you in any event to complete and return the enclosed proxy card.  It is very important that your vote be submitted as soon as possible so that the necessary quorum will be represented at the meeting.  If you do attend, you may vote in person if you so desire.

                                                                                                            Sincerely,

                                                                                                            John Odell

                        Co-President

Santa Barbara Group of Mutual Funds, Inc.

107 South Fair Oaks Blvd., Suite 315

Pasadena, California 91105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held DATE OF MEETING

Dear Shareholders:

The Board of Directors of the Santa Barbara Group of Mutual Funds, Inc., an open-end management investment company organized as a Maryland corporation, has called a special meeting of the shareholders of the Montecito Fund, a series of the Company, to be held at the principal offices of the Company, 107 South Fair Oaks Blvd., Suite 315, Pasadena, California 91105 on DATE AND TIME OF MEETING, Pacific Standard time, for the following purpose:

            1.         To approve a sub-advisory agreement between SBG Capital Management, Inc. and Seidler Investment Advisors, Inc. for the Montecito Fund.

            2.         To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

            Shareholders of record at the close of business on October 1, 2005 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

                                                                                                                By Order of the Board of Directors

                                                                                                                                                       John Odell

                                                                                                                                                    Co-President

MONTH _____, 2005

                                                           YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to (###)###-####, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Santa Barbara Group of Mutual Funds, Inc.

107 South Fair Oaks Blvd., Suite 315

Pasadena, California  91105

____________

PROXY STATEMENT

____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held DATE OF MEETING

____________

INTRODUCTION

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Santa Barbara Group of Mutual Funds, Inc. (the "Company") on behalf of the Montecito Fund (the "Fund"), for use at the Special Meeting of Shareholders of the Company to be held at the principal executive offices of the Company, 107 South Fair Oaks Blvd., Suite 315, Pasadena, California  91105 on DATE AND TIME, Pacific Standard time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy is being mailed to shareholders on or about MONTH __, 2005.

            SBG Capital Management, Inc. ("SBG") is the investment advisor to the Fund.  There currently is no sub-advisor to the Fund.  SBG wishes to hire Seidler Investment Advisors, Inc. ("Seidler") to act as the sub-advisor to the Fund.  The Board of Directors of the Company has approved a sub-advisory agreement between SBG and Seidler, subject to shareholder approval.

            A copy of the most recent annual report, including financial statements and schedules, is available at no charge by sending a written report to Montecito Fund, c/o SBG Capital Management, Inc., 107 South Fair Oaks Blvd., Suite 315, Pasadena, California 91105 or by calling 1-800-723-8637.

PROPOSAL

APPROVAL OF THE SUB-ADVISORY AGREEMENT

The Sub-Advisory Agreement

              The shareholders of the Fund are being asked to approve an investment sub-advisory agreement between SBG and Seidler to provide a continuous investment program for the Fund.

Under the proposed sub-advisory agreement, Seidler will (a) provide a continuous investment program for the Fund and manage the Fund in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and the Statement of Additional Information; (b) make investment decisions for the Fund; and (c) place purchase and sale orders on behalf of the Fund.  In providing those services, Seidler will provide the Fund with ongoing research, analysis, advice, and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.  In addition, Seidler will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

In addition to the above mentioned services, Seidler further agrees to maintain compliance with all applicable federal and state laws and regulations, as well as any applicable procedures adopted by the Directors.  Seidler agrees to use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code.  Further, Seidler agrees to maintain books and records with respect to the Fund's securities transactions, render to the Board of Directors of the Company such periodic and special reports as the Directors may reasonably request, and keep the Directors informed of developments materially affecting the Fund's portfolio.  Seidler agrees to make available to SBG, and the Company, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist SBG and the Company in their compliance with applicable laws and regulations.

In regards to compensation, SBG and Seidler have agreed that if the Fund's average daily assets for the previous fiscal quarter were $70 million or less, SBG will pay Seidler a fee at an annual rate equal to:

Percentage of Average

Daily Net Assets                                                           Net Assets

0.00%                                                                          First $10 million

0.25%                                                                          $10 million to $70 million

            If the Fund's average daily net assets for the previous fiscal quarter were over $70 million, SBG will pay Seidler a fee at an annual rate equal to 0.25% of daily net assets.  These fees shall be computed and accrued daily and payable quarterly.  For the purpose of determining fees payable to Seidler, the value of the Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information.

If approved by shareholders, the sub-advisory agreement will remain in full force and effect for two years, and unless terminated in accordance with its terms, will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by both (1) the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the Fund, and (2) the vote of a majority of those Directors of the Fund who are not parties to the Sub-Advisory agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval.

The sub-advisory agreement will become effective upon shareholder approval, and is attached as Exhibit A.  Please read the Agreement.  The description in this Proxy Statement of the Agreement is only a summary.

Information Concerning Seidler Investment Advisors, Inc.

Seidler Investment Advisors, Inc. is located at 515 South Figueroa Street, 11th Floor, Los Angeles, CA  90071-3328.  The name and principal occupation of the principal executive officers and each director of Seidler Investment Advisors, Inc. are as follows:

Name:	Title:	Address:	Principal Occupation:
Robin Smith	Director and Secretary	515 S. Figueroa St. 11th Floor Los Angeles, CA 90071	Sales Administrator with The Seidler Companies, Irvine Branch
Barry Smart	Director, President and CFO	205 E. State Street Redlands, CA 92373	Investment Adviser with Seidler; Branch Manager, The Seidler Companies, Redlands Branch
Blake T. Todd	Director and Senior Vice President	7110 N. Fresno St. Suite 450 Fresno, CA 93720	Portfolio Manager with Seidler; Co-Branch Manager, The Seidler Companies, Fresno Branch

Evaluation By The Board Of Directors

            At meetings of the Board of Directors held on August 18, 2005 and September 1, 2005, the Board of Directors deliberated whether to approve the proposed sub-advisory agreement with Seidler, and reviewed information provided by Seidler relevant to those deliberations.  On September 1, 2005, the Board, including Independent Directors, unanimously approved the proposed sub-advisory agreement between SBG and Seidler, subject to shareholder approval.

            In determining whether to approve the Sub-Advisor Agreement with Seidler, the Directors considered:  (i) investment performance; (ii) the nature, extent and quality of services expected to be provided by Seidler; (iii) the costs of the services to be provided and the profits to be realized by SBG and Seidler, and their affiliates, from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.  The following summarizes the Directors’ review process and the information on which their conclusions were based:

Performance.  The Board reviewed Seidler's proposed investment strategy for the Montecito Fund, including Seidler's buy and sell disciplines for stocks, bonds and REITs.  The proposed portfolio manager for the Fund, Mr. Blake Todd, described his experience managing separate accounts.  The Board considered an independent report that was commissioned by Seidler that analyzed the proposed investment strategy and compared the hypothetical returns to the S&P 500 Index.  It was the consensus of the Directors that, while the Montecito Fund's past performance had been good, the proposed new investment strategy made the Fund's prior performance less relevant, and that retention of Seidler and the implementation of the proposed new strategy would be in the best interests of the shareholders.

Nature, extent and quality of services provided by Seidler.  The Board reviewed information about Seidler, including background information on the firm and its resources, its compliance program, and biographical data on the portfolio manager.  The Board discussed Seidler’s inexperience in advising mutual funds, noting that an appropriate risk disclosure would need to be included in the Fund’s revised prospectus.  The Board noted that Seidler has policies and procedures in place that are reasonably designed to prevent violation of federal securities laws.  The Board concluded that the services to be provided under the proposed sub-advisory agreement are consistent with the Board’s expectations of the sub-advisor.

Cost of the services and the profit to be realized by Seidler and affiliates from the relationship with the Fund.   The Board discussed additional benefits accruing to Seidler and its affiliates from its relationship with the Fund, including distribution fees and commissions that would be paid for the sale of shares of the Fund.  The Board reviewed profitability estimates provided by Seidler.  Based on the estimates, the Directors concluded that excessive profitability was not a concern at this time.  The Board discussed the proposed sub-advisory fee and reviewed data comparing the proposed sub-advisory fee to fees charged by other sub-advisers.  The Directors reviewed information regarding fees charged by Seidler for separate accounts managed by Mr. Todd.  It was the consensus of the Directors that the fees to be paid to Seidler were reasonable.

Economies of Scale.   It was the consensus of the Directors that, as Seidler would not be receiving any fees until the Fund’s assets rise above $10 million, and because the proposed sub-advisory fee was reasonable, economies of scale were not of significant relevance at this time.

            Based upon the information provided, it was the consensus of the Directors, including the Independent Directors, that the overall arrangement provided under the terms of the proposed sub-advisory agreement was a reasonable business arrangement, and that approval of the proposed sub-advisory agreement was in the best interests of the shareholders of the Fund.

            Accordingly, the Board of Directors, including Independent Directors, unanimously recommends that the shareholders of the Fund approve the proposed sub-advisory agreement.

OPERATION OF THE FUND

The Fund is a diversified series of Santa Barbara Group of Mutual Funds, Inc., an open-end investment management company incorporated in Maryland on December 30, 1992.  The Fund's principal executive offices are located at 107 South Fair Oaks, Blvd., Suite 315, Pasadena, CA  91105.  The Board of Directors supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund currently retains SBG Capital Management, 107 South Fair Oaks, Blvd., Suite 315, Pasadena, CA, 91105  as the Fund Manager and investment advisor.  The Fund also retains Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 as the transfer agent, fund accountant, and administrator.  The Fund also retains Capital Research Brokerage Services, LLC, 107 South Fair Oaks Avenue, #315, Pasadena, CA 91105, as the principal underwriter for the Fund.

THE PROXY

            The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed sub-advisory agreement between SBG and Seidler and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Company did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Company revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

            The close of business on [October , 2005] is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.  There were # shares of beneficial interest of the Fund issued and outstanding as of the record date.  Only shareholders of record on the record date are entitled to vote at the meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the meeting.  The presence, in person or by proxy, of stockholders of one third of the shares of the stock of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the meeting.

            An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed sub-advisory agreement.   As defined in the Investment Company Act of 1940, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

            Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the sub-advisory agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT

            The following table sets forth information, as of [October  , 2005], with respect to the number of shares of the Fund beneficially owned by (i) each Director and named executive officers of the Company and (ii) all Director and named executive officers of the Company as a group. [Update]

Name	Dollar Range of Shares	Percent of Class
John P. Odell	$50,001-$100,000	___%
Steven W. Arnold	$50,001-$100,000	___%
Harvey A. Marsh	$0	*
Wayne F. Turkheimer	$10,001-$50,000	___%
Glory I. Burns	$0	*
Lawrence C. Signey	$0	*
Robert Bender	$0	*

                                        * less than 1% of the Fund

As of [October     ,2005], all Directors and officers of the Company as a group beneficially owned % of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

            As of [October   ,2005], the following persons owned, of record, 5% or more of the Fund's outstanding shares:

Name	Address	Number of Shares	Percent of Outstanding Shares

            As of [October     ,2005], the Company knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

                                                          SHAREHOLDER PROPOSALS

            The Company has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Company's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Company's proxy materials must be received by the Company within a reasonable time before the solicitation is made.  The fact that the Company receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act of 1940, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to [             ].

COST OF SOLICITATION

            The Board of Directors of the Company is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by SBG.  In addition to solicitation by mail, the Company will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and SBG will reimburse them for their expenses in so doing.  Certain officers, employees and agents of SBG and Seidler may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

            The Company's Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Company did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Company may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Company if you wish to receive a separate copy of the proxy statement, and the Company will promptly mail a copy to you.  You may also call or write to the Company if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Company at (800) 723-8637, or write the Company at 107 South Fair Oaks Blvd., Suite 315, Pasadena, CA 91105.

                                                                                         BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                                                                   John P. Odell

                                                                                                                                                    Co-President

Dated ___________, 2005

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO FAX #.

EXHIBIT A

INVESTMENT SUB-ADVISOR AGREEMENT

AGREEMENT, effective as of the ___ day of _____, 2005 between SBG Capital Management, Inc. (the “Fund Manager”) and Seidler Investment Advisors Incorporated (the “Sub-Advisor”).

WHEREAS, the Fund Manager has entered into an investment advisory agreement with The Santa Barbara Group of Mutual Funds, Inc. (the “Company”) to manage the assets of the Montecito Fund (the “Fund”).

WHEREAS, the Company is a Maryland corporation authorized to issue shares in series and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is one of the series of the Company;

WHEREAS, the Sub-Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, as amended ( “Advisors Act”);

WHEREAS, the Fund Manager wishes to retain the Sub-Advisor to render investment advisory services to the Fund, and the Sub-Advisor is willing to furnish such services to the Fund;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund Manager and the Sub-Advisor as follows:

1.         Appointment.

The Fund Manager hereby appoints the Sub-Advisor to act as investment sub-advisor to the Fund for the periods and on the terms set forth herein. The Sub-Advisor accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

2.         Services as Investment Sub-Advisor.

Subject to the general supervision and direction of the Fund Manager and the Board of Directors of the Company, the Sub-Advisor will (a) provide a continuous investment program for the Fund and manage the Fund in accordance with the Fund’s investment objective and policies as stated in the Fund’s Prospectus and the Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time; (b) make investment decisions for the Fund; and (c) place purchase and sale orders on behalf of the Fund.  In providing those services, the Sub-Advisor will provide the Fund with ongoing research, analysis, advice, and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.  In addition, the Sub-Advisor will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

The Sub-Advisor further agrees that, in performing it’s duties hereunder, it will:

(a)          comply with the 1940 Act and all rules and regulations thereunder, the Advisor’s Act and all rules and regulations thereunder, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

(b)         use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c)          maintain books and records with respect to the Fund’s securities transactions, render to the Board of Directors of the Company such periodic and special reports as the Board may reasonably request, and keep the Directors informed of developments materially affecting the Fund’s portfolio;

(d)         make available to the Fund’s administrator, and the Company, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the administrator  and the Company in their compliance with applicable laws and regulations. The Sub-Advisor will furnish the Directors with such periodic and special reports regarding the Fund as they may reasonably request;

(e)          immediately notify the Company in the event that the Sub-Advisor or any of its affiliates:  (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Advisor from serving as an investment sub-advisor pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority.  The Sub-Advisor further agrees to notify the Company:  (1) immediately of any material fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that is not contained in the Company’s Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect; and (2) sufficiently in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Company to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

3.         Documents.

The Fund Manager has delivered properly certified or authenticated copies of each of the following documents to the Sub-Advisor and will deliver to it all future amendments and supplements thereto, if any:

(a)          certified resolution of the Board of Directors of the Company authorizing the appointment of the Sub-Advisor and approving the form of this Agreement;

(b)         The Company's most recent Post-Effective Amendment to its Registration Statement as filed with the Securities and Exchange Commission;

(c)          Exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

The Fund Manager shall promptly provide to the Sub-Advisor copies of all advertising materials, scripts and other sales literature related to the Fund.

4.         Brokerage.

In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will use its best efforts to seek the best overall terms available.  In assessing the best overall terms available for any Fund transaction, the Sub-Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider the brokerage and research services (as those terms are defined in section 28(e) of the Securities and Exchange Act of 1934, as amended ( the “1934 Act”) provided to the Fund and/or other accounts over which the Sub-Advisor or its affiliates exercise investment discretion.  However, a broker’s sale or promotion of Fund shares shall not be a factor considered by the Sub-Advisor or its personnel in selecting brokers to effect securities transactions on behalf of the Fund, nor shall the Sub-Advisor enter into any agreement or understanding under which the Fund directs brokerage transactions or revenue generated by those transactions to brokers to pay for distribution of Fund shares.  The Sub-Advisor will provide, upon request of the Fund, a certification that it has acted in a manner consistent this prohibition.  In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations, the Sub-Advisor and its affiliates, and the Fund Manager and its affiliates, are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions.

5.         Records.

The Sub-Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Sub-Advisor with respect to the Fund by the 1940 Act.  The Sub-Advisor further agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

6.         Standard of Care.

The Sub-Advisor shall exercise its best judgment in rendering the services under this Agreement.  The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund’s shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Fund or to its shareholders to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor’s reckless disregard of its obligations and duties under this Agreement.  As used in this Section 6, the term “Sub-Advisor” shall include any officers, directors, employees, or other affiliates of the Sub-Advisor performing services with respect to the Fund.

7.         Compensation.

If the Fund's average daily net assets for the previous fiscal quarter were $70 million or less, the Fund Manager will pay the Sub-Advisor a fee at an annual rate equal to:

Percentage of Average

Daily Net Assets                                 Net Assets

0.00%                                                  First $10 million

0.25%                                                  $10 million to $70 million

If the Fund's average daily net assets for the previous fiscal quarter were over $70 million, the Fund Manager will pay the Sub-Advisor a fee at an annual rate equal to 0.25% of daily net assets.

These fees shall be computed and accrued daily and payable quarterly.  For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund’s average daily net assets shall be computed at the times and in the manner specified in the Fund’s Prospectus or Statement of Additional Information.

8.         Expenses.

The Sub-Advisor will bear all of its direct expenses incurred in connection with the performance of its services under this Agreement.  The cost of securities and investments purchased for the Fund (including taxes, borrowing costs, brokerage fees and commissions and other transaction costs, if any) will not be considered an expense of the Sub-Advisor and will be paid by the Fund.

9.         Services to Other Companies or Accounts.

The investment advisory services of the Sub-Advisor to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Advisor, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) and to engage in other activities, so long as its services hereunder are not impaired thereby.

10.       Duration and Termination.

This Agreement shall become effective on the date first written above, and unless sooner terminated as provided herein, for two years from such date and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by the vote of a majority of the Board of Directors of the Company or, a vote of a “majority” (as defined in the 1940 act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable, without penalty, on sixty (60) days written notice by the Board of Directors of the Company or by vote of holders of a majority of the Fund’s shares or upon ninety (90) days written notice by the Sub-Advisor.  This Agreement will also terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

11.       Amendment.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors of the Company, including a majority of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

12.       Use of Name.

It is understood that the name Montecito, or any derivative thereof or logo associated with that name, is the valuable property of the Fund Manager and its affiliates, and that the Sub-Advisor has no ownership interest in the name (or derivative or logo), and will acquire no ownership interest in such names as a result of performing its duties under this Agreement.

13.       Confidentiality.

The Sub-Advisor will treat confidentially and as proprietary information of the Company all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than in the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld.  The foregoing shall not apply to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required or requested to be disclosed by the Securities and Exchange Commission or any other regulatory examiner of the Sub-Advisor, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation. Nothing herein shall restrict the Sub-Advisor’s ability to publish information regarding the performance of accounts under its management;

14.       Miscellaneous.

(a)          This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b)         Titles or captions of Sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c)          This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on all the Parties.

(d)         This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of California.

(e)          If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than those as to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

(f)          Notices of any kind to be given to the Sub-Advisor by the Company shall be in writing and shall be duly given if mailed or delivered to the Sub-Advisor at the following addressor at such other address or to such individual as shall be specified by the Sub-Advisor to the Company:

Seidler Investment Advisors Incorporated

515 South Figueroa Street, 11TH Floor

Los Angeles, CA  90071-3328

            Notices of any kind to be given to the Company by the Sub-Advisor shall be in writing and shall be duly given if mailed or delivered to the following address or at such other address or to such individual as shall be specified by the Company to the Sub-Advisor.:

SBG Capital Management, Inc.

107 South Fair Oaks Avenue, Suite 315

Pasadena, CA  91105

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

PROXY

THE MONTECITO FUND

SPECIAL MEETING OF SHAREHOLDERS

DATE

            The undersigned shareholder of The Montecito Fund, a series of The Santa Barbara Group of Mutual Funds, Inc., hereby nominates, constitutes and appoints ______________ and ______________, and either of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at ADDRESS OF MEETING, on DATE at TIME, Pacific Standard Time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

            Approval of a new sub-advisory agreement between SBG Capital Management, Inc. and Seidler Investment Advisors, Inc.

                                    ☐ FOR                      ☐ AGAINST                       ☐ ABSTAIN

            The Board of Directors recommends a vote "FOR" on the above proposal.  The Proxy shall be voted in accordance with the recommendations of the Board of Directors unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions.  In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Directors, if any.

________________    DATED:________, 2005        __________________________________________

(Number of Shares)                                                     (Please Print Your Name)

                                                                                    __________________________________________

                                                                                    (Signature of Shareholder)

                                                                                    __________________________________________

                                                                                    (Please Print Your Name)

                                                                                    __________________________________________

                                                                                    (Signature of Shareholder)

(Please date this proxy and sign your name as it appears on the label.  Executors, administrators, directors, etc. should give their full titles.  All joint owners should sign.)

This Proxy is solicited on behalf of the Company's Board of Directors, and may be revoked prior to its exercise by filing with the President of the Company an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.